Exhbit 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 10, 2023 (the “Third Amendment Effective Date”), and is entered into by and among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“TBC”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”), TBC HOLDING COMPANY LLC, a Delaware limited liability company (“TBC Holding”; and together with TBC and Voyetra, individually, a “US Borrower”, and individually and collectively, jointly and severally, the “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually, “Borrower,” and individually and collectively, “Borrowers”), VTB HOLDINGS, INC., a Delaware corporation (“VTB” or “US Guarantor”; and together with US Borrowers, individually, a “UK Guarantor” and individually and collectively, jointly and severally, the “UK Guarantors”; UK Guarantors and US Guarantor, individually, a “Guarantor,” and individually and collectively, “Guarantors”), the financial institutions party hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent, collateral agent and security trustee for Lenders (in such capacities, together with its successors and assigns in such capacities, “Agent”).
RECITALS
A.            WHEREAS, Borrowers, Guarantors, Agent, and Lenders have entered into that certain Amended and Restated Loan, Guaranty and Security Agreement dated as of March 5, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and
B.            WHEREAS, the Obligors have requested that Agent and Lenders amend the Loan Agreement in certain respects, which the Agent and Lenders are willing to do so, pursuant to the terms and subject to the conditions set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS; RECITALS
1.1      Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings given thereto in the Loan Agreement, as amended hereby.
1.2      Recitals. The Recitals above are incorporated herein as though set forth in full and the Obligors stipulate to the accuracy of each of the Recitals.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT
2.1      New Definitions.  The following new definitions shall be added to Section 1.1 of the Loan Agreement in proper alphabetical order to read as follows:
“UK Alternative Currency Loans” shall mean “Alternative Currency Loans” as set forth in that certain LIBOR Transition Amendment dated as of January 6, 2022.”
“UK Base Rate Loans” shall mean “Base Rate Loans” as set forth in that certain LIBOR Transition Amendment dated as of January 6, 2022.
“US BSBY Rate Loans” shall mean “BSBY Rate Loans” as set forth in that certain LIBOR Transition Amendment dated as of January 20, 2023.
“US BSBY Daily Floating Rate Loans” shall mean “BSBY Daily Floating Rate Loans” as set forth in that certain LIBOR Transition Amendment dated as of January 20, 2023.
2.2      Amendment to the Definition of “Applicable Margin” in Section 1.1 of the Loan Agreement.  The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Applicable Margin: the margin set forth below, as determined by the Fixed Charge Coverage Ratio for the last Fiscal Quarter:
Level	Fixed Charge Coverage Ratio	US Base Rate Loans	US BSBY Rate Loans	US BSBY Daily Floating Rate Loans	UK Base Rate Loans	UK Alternative Currency Loans
I	< 1.00:1.00	2.50%	3.50%	3.50%	2.50%	3.50%
II	> 1.00:1.00 <1.25:1.00	1.00%	2.00%	2.00%	1.00%	2.00%
III	> 1.25:1.00 ≤ 1.50:1.00	0.75%	1.75%	1.75%	0.75%	1.75%
IV	> 1.50:1.00	0.50%	1.50%	1.50%	0.50%	1.50%

The above margins shall be subject to increase or decrease on the first day of the calendar month following each Fiscal Quarter end based on the most recent financial statements required to be delivered to Agent as set forth hereunder.  If Agent is unable to calculate the Fixed Charge Coverage Ratio for a Fiscal Quarter due to Borrowers’ failure to deliver any financial statement when required hereunder, then, at the option of Agent or Required Lenders, margins shall be determined as if Level I were applicable until the first day of the calendar month following its receipt.
2.3      Amendment to the Definition of “Revolver Termination Date” in Section 1.1 of the Loan Agreement.  The definition of “Revolver Termination Date” in Section 1.1 of the Loan

Agreement is hereby amended and restated in its entirety to read as follows:
“Revolver Termination Date: the earliest of (a) April 1, 2025, and (b) the date that is 91 days prior to the maturity date of the TBC Notes or any other Subordinated Indebtedness.”
2.4      Amendment to the Definition of “Unused Line Fee Rate” in Section 1.1 of the Loan Agreement.  The definition of “Unused Line Fee Rate” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Unused Line Fee Rate: a per annum rate equal to (a) 0.375%, if average monthly applicable Revolver Usage equals or exceeds 50% of the applicable Revolver Commitments during the preceding calendar month, and (b) 0.50%, if applicable average monthly Revolver Usage is less than 50% of the applicable Revolver Commitments during such month.”
2.5      Deletion of the Definitions “US FILO Amount” and “US FILO Loan” in Section 1.1 of the Loan Agreement.  The definitions of “US FILO Amount” and “US FILO Loan” in Section 1.1 of the Loan Agreement are hereby deleted in their entireties, together with all references thereof.
2.6      Amendment to Schedule 1.1 of the Loan Agreement.  Section 1.1 of the Loan Agreement is hereby deleted and replaced with Schedule 1.1 attached hereto as Exhibit A.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Obligor hereby represents and warrants to Agent and each Lender, as of the date hereof, as follows:
3.1      Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.
3.2      No Defaults. After giving effect to this Amendment, each Obligor is in compliance with all terms and conditions of the Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.
3.3      Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Loan Agreement or the other Loan Documents.
3.4      Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

ARTICLE IV
CONDITIONS PRECEDENT AND FURTHER ACTIONS
4.1      Conditions Precedent. This Amendment shall not be binding upon Agent, Lenders or any Obligor until each of the following conditions precedent have been satisfied in form and substance reasonably satisfactory to Agent on or prior to the Third Amendment Effective Date, unless otherwise agreed to by the Agent:
(a)            Each Obligor shall have delivered to Agent duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of Obligors, Agent and Lenders;
(b)            Borrowers shall have delivered to Agent duly executed counterparts of the Third Amendment Fee Letter;
(c)            Agent shall have received good standing certificates (to the extent such concept exists and is applicable under the requirements of Applicable Law of the relevant jurisdiction) for each Obligor other than UK Borrower, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization; and
(d)            Agent shall have received a certificate of a duly authorized officer of each Obligor (or a director in the case of a UK Borrower), certifying (i) that the Organic Documents of such Obligor most recently certified and delivered to the Agent prior to the Third Amendment Effective Date remain in full force and effect on the Third Amendment Effective Date without modification or amendment since such prior delivery; (ii) that an attached copy of resolutions (of, in the case of a UK Borrower, its board of directors and all the holders of its Equity Interests) authorizing execution and delivery of this Amendment and the other Loan Documents to which it is a party is true and complete, and that such resolutions are in full force and effect, were duly adopted, and have not been amended, modified or revoked; and (iii) to the title, name and signature of each Person authorized to sign the applicable Loan Documents.
4.2      Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Amendment.
ARTICLE V
COSTS AND EXPENSES
Without limiting the terms and conditions of the Loan Documents, notwithstanding anything in the Loan Documents to the contrary, Obligors jointly and severally agree to pay immediately following demand: (a) all reasonable and documented out-of-pocket costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment (including, without limitation, the Third Amendment Fee as set forth under that certain Third Amendment Fee Letter) and any and all subsequent amendments, modifications, and supplements to this Amendment, including, without limitation, the reasonable and documented out-of-pocket costs and fees of Agent’s legal counsel; and (b) all reasonable and documented out-of-pocket costs and expenses reasonably incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this

Amendment, and/or the other Loan Documents, including, without limitation, the reasonable and documented out-of-pocket costs and fees of Agent’s legal counsel.
ARTICLE VI
MISCELLANEOUS
6.1      No Course of Dealing. The amendments set forth herein are a one-time accommodation only and relate only to the matters set forth in Article II herein. The amendments are not amendments to any other deviation of the terms and conditions of the Loan Agreement or any other Loan Document unless otherwise expressly agreed to by Agent and Lenders in writing.
6.2      Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
6.3      Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Loan Agreement.  Any failure by Obligors to comply with any of the terms and conditions of this Amendment shall constitute an immediate Event of Default.
6.4      Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of such Obligor; (b) have been duly authorized or approved by the board of directors (or other equivalent governing body) of such Obligor; and (c) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to Agent or Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.
6.5      Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to Agent, for the benefit of Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
6.6      Parties, Successors and Assigns. This Amendment represents the agreement of Obligors, Agent and each Lender signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that (a) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 14.3 of the Loan Agreement.
6.7      Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals.
6.8      Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
6.9      Miscellaneous. This Amendment is subject to the general provisions set forth in the Loan Agreement, including, but not limited to, Sections 15.14, 15.15, and 15.16.
6.10      Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.
6.11      Release.
(a)            EACH OBLIGOR HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT, LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH, A “CLAIM”) THAT SUCH OBLIGOR MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (1) OCCURRED PRIOR TO OR ON THE DATE OF THIS AMENDMENT AND (2) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.
(b)            EACH OBLIGOR INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(c)            EACH OBLIGOR ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.
6.12      Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.
BORROWERS:

TURTLE BEACH CORPORATION,
a Nevada corporation, formerly known as Parametric Sound Corporation

By:     /s/ John T. Hanson
Name:  John T. Hanson
Title:  Chief Financial Officer, Treasurer and Secretary

VOYETRA TURTLE BEACH, INC.,
a Delaware corporation

By: /s/ John T. Hanson
Name:  John T. Hanson
Title:  Chief Financial Officer, Treasurer and Secretary

TURTLE BEACH EUROPE LIMITED,
a company limited by shares and incorporated in England and Wales with company number 03819186

By: /s/ John T. Hanson
Name:  John T. Hanson
Title:  Director

TBC HOLDING COMPANY LLC,
a Delaware limited liability company

By: /s/ John T. Hanson
Name:  John T. Hanson
Title:  Chief Financial Officer, Treasurer and Secretary

BANK OF AMERICA, N.A.,
as Agent and Lender
By:        /s/ Robert Bleichner
Name:                Robert Bleichner
Title:                Senior Vice President

GUARANTOR CONSENT
The undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the foregoing Amendment, each reference in any Loan Document to the “Loan Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended by the foregoing Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to any Security Documents to which it is a party shall continue in full force and effect, (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby, and (d) agrees to be bound by the release set forth in Section 6.11 of the Amendment.
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VTB HOLDINGS, INC.,
a Delaware corporation
By: /s/ John T. Hanson
Name:  John T. Hanson
Title:  Chief Financial Officer, Treasurer and Secretary

TBC HOLDING COMPANY LLC,
a Delaware limited liability company

By: /s/ John T. Hanson
Name:  John T. Hanson
Title:  Chief Financial Officer, Treasurer and Secretary

EXHIBIT A
TO THIRD AMENDMENT AND JOINDER

SCHEDULE 1.1
to
Amended and Restated Loan, Guaranty and Security Agreement

REVOLVER COMMITMENTS OF LENDERS

  During the Seasonal Period:

Lender	US Revolver Commitment	UK Revolver Commitment	Revolver Commitment
Bank of America, N.A.	$35,000,000	$0	$35,000,000
Bank of America, N.A. (London Branch)	$0	$15,000,000	$15,000,000

The period commencing on (and including) August 1 of each calendar year and ending on (and including) February 28 (or February 29, as applicable) of the following calendar year:
Lender	US Revolver Commitment	UK Revolver Commitment	Revolver Commitment
Bank of America, N.A.	$65,000,000	$0	$65,000,000
Bank of America, N.A. (London Branch)	$0	$15,000,000	$15,000,000